April 16, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-1
    Registration No. 333-56303-01

On behalf of Distribution Financial Services RV Trust 1999-1 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-01

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

April 15, 2004
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description
--------   ------------------------------------------------------------
EX-1      Distribution Financial Services RV Trust 1999-1
          April 15, 2004 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1


By:     Wells Fargo Bank, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
Name:   Melissa Philibert
Title:  Corporate Trust Officer
Date:   April 16, 2004

EX-1
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:                    08-Apr-04
Determination Date:                 12-Apr-04
Monthly Payment Date:               15-Apr-04
Collection Period Ending:           31-Mar-04

I.   COLLECTION ACCOUNT SUMMARY

  Total Available Funds
  ---------------------
   Principal and Interest Payments Received (including Prepayments)                                               9,175,121.54
   Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                   831,136.20
   Current Monthly Interest Shortfall/Excess                                                                        -73,906.42
   Recoup of Collection Expenses                                                                                     -9,503.00
   Amount of Withdrawal, if any, from Reserve Account                                                                     0.00
   Purchase Amounts for Repurchased Receivables                                                                           0.00

  TOTAL AVAILABLE FUNDS                                                                                           9,922,848.32

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS
   Amount of Interest Payments Due During the Collection Period for Receivables                                   1,447,323.36
   Amount of Interest Payments Received During the Collection Period                                              1,521,229.78
   for Receivables
   Amount of Current Month Simple Interest Excess/Shortfall                                                         -73,906.42

III.  CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
   Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
   of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  7,500,025.52
   Beginning Reserve Account Balance                                                                              7,380,339.77
   Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)         114,810.39
   Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)        0.00
   Reserve Account Investment Earnings                                                                                4,875.36
   Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
   and over-collateralization amounts has been met)                                                                       0.00
   Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           7,380,339.77
   Total Ending Reserve Balance                                                                                    7,500,025.52

IV.  COLLECTIONS ON RECEIVABLES
a)  Interest and Principal Payments Received
    ----------------------------------------
       Interest Payments Received                                                                                 1,521,229.78
       Scheduled Principal Payments Received                                                                      2,045,618.06
       Principal Prepayments Received                                                                             5,608,273.70
       Total Interest and Principal Payments Received                                                             9,175,121.54

b)  Liquidation Proceeds
    --------------------
       Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                              901,719.66
       minus  Reasonable Expenses                                                                                    70,583.46
       Net Liquidation Proceeds                                                                                     831,136.20
       Amount Allocable to Interest                                                                                       0.00
       Amount Allocable to Principal                                                                                831,136.20

c) Purchase Amount - Loans Repurchased from Trust
   ----------------------------------------------
       Amount Allocable to Interest                                                                                       0.00
       Amount Allocable to Principal                                                                                      0.00

   TOTAL COLLECTED FUNDS                                                                                         10,006,257.74

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                         199,349,102.67
     multiplied by Servicer Fee Rate                                                                                     0.50%
     divided by Months per Year                                                                                             12
   SERVICING FEE AMOUNT                                                                                              83,062.13

TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                          1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE
a)  Pool Balance
    ------------
      Initial Pool Balance                                                                                    1,000,003,402.96
      Pool Balance as of Preceding Accounting Date                                                              199,349,102.67
      Pool Balance as of the Current Accounting Date                                                            191,298,170.73
      Age of Pool in Months                                                                                                 61

a.2 Aggregate Note Balance
    ----------------------
      Aggregate Note Balance as of Preceding Accounting Date                                                    197,355,611.64
      Aggregate Note Balance as of Current Accounting Date                                                      189,385,189.02

b.  Default and Delinquency Performance  (includes Repossessions and Bankruptcies)
    ----------------------------------------------------------------------------------------------
         Current Month         Number of Loans           Principal Balance            Percentage
        ---------------       -----------------          ------------------          ------------
    30-59 Days Delinquent            34                     1,062,891.51                0.556%
    60-89 Days Delinquent            14                     1,286,290.46                0.672%
    90-119 Days Delinquent           17                       772,435.70                0.404%
    120+ Days Delinquent              0                             0.00                0.000%
    Defaults for Current Period      12                       397,040.18                0.208%
    Cumulative Defaults            1,153                   45,967,445.03                4.597%
    Cumulative Recoveries                                  19,660,349.14                1.966%


   Current Period Realized Losses
   ------------------------------
      Current Month Realized Losses                                                                                 348,888.76
      Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                  0.035%
      Preceding Realized Losses                                                                                     571,834.52
      Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                0.057%
      Second Preceding Realized Losses                                                                              705,038.55
      Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                         0.071%
      Cumulative Realized Losses                                                                                 26,307,095.89
      Cumulative Realized Losses as Percentage of Initial Pool Balance                                                  2.631%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

     Total Pool Factor                                                                                              0.19129752
     Note Pool Factor                                                                                               0.18938519

a)   Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                            83,062.13
     Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
       Otherwise Reimbursed to Servicer)                                                                                 0.00

b)   Noteholders' Monthly Interest Distributable Amount
     --------------------------------------------------
           Class A-1                                                      0.00
           Class A-2                                                      0.00
           Class A-3                                                      0.00
           Class A-4                                                      0.00
           Class A-5                                                437,748.32
           Class A-6                                                322,902.77
           Class B                                                  132,500.00
           Class C                                                  120,500.00

     Noteholders' Monthly Interest Distributable Amount
     --------------------------------------------------
                                                                          Noteholders' Monthly
                                                          Beginning       Principal Distributable         Ending
                                                           Balance                Amount                  Balance
                                                         -----------     -------------------------      -----------
           Class A-1                                             0.00                   0.00                     0.00
           Class A-2                                             0.00                   0.00                     0.00
           Class A-3                                             0.00                   0.00                     0.00
           Class A-4                                             0.00                   0.00                     0.00
           Class A-5                                    87,989,611.64           7,970,422.62            80,019,189.02
           Class A-6                                    64,366,000.00                   0.00            64,366,000.00
           Class B                                      25,000,000.00                   0.00            25,000,000.00
           Class C                                      20,000,000.00                   0.00            20,000,000.00

c)   Recaptured Principal from Overcollateralization                                                        80,509.32
     Excess Spread Received                                                                                775,203.16

VIII. POOL STATISTICS
Weighted Average Coupon (WAC)                                                                                  8.86%
Weighted Average Remaining Maturity (WAM)                                                                        114

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)            9,181,946.23
   Plus: Trustee Fee                                                                                        1,041.67

TOTAL WIRE TO CHASE                                                                                     9,182,987.90

Amount Due To Servicer (Excess Spread and Recoup of O/C less Reserve Deposit)                             740,902.09